UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2004

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On November 22, 2004, Quidel Corporation issued a press release commenting on the recent developments in the patent litigation in the U.S. District Court for the District of Massachusetts between various affiliates of Inverness Medical Innovations, Inc., Church & Dwight Co., Inc. and Acon Laboratories, Inc.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01                                            Financial Statements and Exhibits.

(c)                                  Exhibits:

Exhibit Number	Description of Exhibit

99.1	Press release, dated November 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2004
QUIDEL CORPORATION

	By:	/s/ Paul E. Landers
	Name:	Paul E. Landers
	Its:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated November 22, 2004.